                            NEW ENGLAND ZENITH FUND

                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 267-6600

              PROSPECTUS--MAY 1, 1996 AS REVISED OCTOBER 15, 1996

New England Zenith Fund (the "Fund") offers fourteen investment portfolios, eleven of which are contained herein: the Loomis Sayles Small Cap Series, the Draycott International Equity Series, the Alger Equity Growth Series, the Loomis Sayles Avanti Growth Series, the Davis Venture Value Series (formerly, Venture Value Series), the Westpeak Growth and Income Series (formerly, Westpeak Value Growth Series), the Loomis Sayles Balanced Series, the Salomon Brothers Strategic Bond Opportunities Series, the Back Bay Advisors Bond Income Series, the Salomon Brothers U.S. Government Series and the Back Bay Advisors Money Market Series (each a "Series") with the following investment objectives:

  LOOMIS SAYLES SMALL CAP SERIES--long-term capital growth from investments in common stocks or their equivalent.

  DRAYCOTT INTERNATIONAL EQUITY SERIES--total return from long-term growth of capital and dividend income, primarily through investment in international equity securities.

  ALGER EQUITY GROWTH SERIES--long-term capital appreciation.

  LOOMIS SAYLES AVANTI GROWTH SERIES--long-term growth of capital.

  DAVIS VENTURE VALUE SERIES--growth of capital.

  WESTPEAK GROWTH AND INCOME SERIES--long-term total return through investment in equity securities.

  LOOMIS SAYLES BALANCED SERIES--reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

  SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES--a high level of total return consistent with preservation of capital. This Series may invest a significant portion of its assets in lower rated bonds commonly known as junk bonds. Investors should assess carefully the risks associated with investment in this Series. See "Investment Objectives and Policies--Salomon Brothers Strategic Bond Opportunities Series" and "Investment Risks--Lower Rated Fixed-Income Securities".

  BACK BAY ADVISORS BOND INCOME SERIES--a high level of current income consistent with protection of capital and moderate investment risk.

  SALOMON BROTHERS U.S. GOVERNMENT SERIES--a high level of current income consistent with preservation of capital and maintenance of liquidity.

  BACK BAY ADVISORS MONEY MARKET SERIES--the highest possible level of current income consistent with preservation of capital. MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL MAINTAIN A STABLE NET ASSET VALUE OF $100 PER SHARE.

  This Prospectus concisely describes the information that prospective investors ought to know before investing. Please read this Prospectus carefully and keep it for future reference.

  A Statement of Additional Information (the "Statement") dated May 1, 1996, as revised August 30, 1996, is available free of charge by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116. The Statement, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                             ---------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Financial Highlights.......................................................  B-3
The Fund................................................................... B-14
Investment Objectives and Policies......................................... B-14
Investment Risks........................................................... B-20
Performance Information.................................................... B-29
Investment Restrictions.................................................... B-31
Management................................................................. B-35
Sale and Redemption of Shares.............................................. B-42
Net Asset Values and Portfolio Valuation................................... B-42
Dividends and Capital Gain Distributions................................... B-43
Taxes...................................................................... B-43
Organization and Capitalization of the Fund................................ B-43
Transfer Agent............................................................. B-44
Voting Rights.............................................................. B-44
Appendix A................................................................. B-45

                             FINANCIAL HIGHLIGHTS

  These tables have been examined by Coopers & Lybrand LLP, the Fund's independent accountants, whose reports thereon for periods after 1990 accompany the financial statements in the Statement of Additional Information. The tables should be read in conjunction with the financial statements and notes thereto. For further performance information about the Fund, please refer to the Fund's annual report, which is available free of charge.

                        LOOMIS SAYLES SMALL CAP SERIES

                                              MAY 1(A)              YEAR
                                                 TO                 ENDED
                                          DECEMBER 31, 1994   DECEMBER 31, 1995
                                          -----------------   -----------------
Net Asset Value, Beginning of Period....       $100.00             $ 96.61
                                               -------             -------
Income From Investment Operations
Net Investment Income...................          0.14                0.85
Net Gains or Losses on Investments (both
 realized and unrealized)...............         (3.38)              26.93
                                               -------             -------
    Total From Investment Operations....         (3.24)              27.78
                                               -------             -------
Less Distributions
Distributions From Net Investment
 Income.................................         (0.15)              (0.78)
Distributions From Net Realized Capital
 Gains..................................          0.00               (4.81)
                                               -------             -------
    Total Distributions.................         (0.15)              (5.59)
                                               -------             -------
Net Asset Value, End of the Period......       $ 96.61             $118.80
                                               =======             =======
Total Return (%)........................          (3.2)(b)            28.9
Ratio of Operating Expenses to Average
 Net Assets (%)(d)......................          1.00 (c)            1.00
Ratio of Net Investment Income to
 Average Net Assets (%).................          0.32 (c)            1.26
Portfolio Turnover Rate (%)(a)..........            80 (c)              98
Net Assets, End of Period (000).........       $ 3,105             $27,741
The Ratio of Expenses to Average Net
 Assets without giving effect to the
 voluntary expense limitation described
 in Footnote (d) would have been (%)....          2.31 (c)(d)         1.91 (d)

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) During the period presented, the Series' adviser voluntarily agreed to reduce its fees and, if necessary, to assume expenses of the Series in order to limit the Series' expenses to an annual rate of 1.00% of the Series' average daily net assets.

                     DRAYCOTT INTERNATIONAL EQUITY SERIES

                                               OCTOBER 31(A)          YEAR
                                                    TO                ENDED
                                             DECEMBER 31, 1994  DECEMBER 31, 1995
                                             -----------------  -----------------
Net Asset Value, Beginning of Period.......       $10.00             $ 10.23
                                                  ------             -------
Income From Investment Operations
Net Investment Income......................         0.03                 .09
Net Gains or Losses on Investments (both
 realized and unrealized)..................         0.23                0.53
                                                  ------             -------
    Total From Investment Operations.......         0.26                0.62
                                                  ------             -------
Less Distributions
Distributions From Net Investment Income...        (0.02)              (0.09)
Distributions in Excess of Net Investment
 Income....................................         0.00               (0.03)
Distributions From Paid-In Capital.........        (0.01)               0.00
                                                  ------             -------
    Total Distributions....................        (0.03)              (0.12)
                                                  ------             -------
Net Asset Value, End of the Period.........       $10.23             $ 10.73
                                                  ======             =======
Total Return (%)...........................          2.6(b)              6.0
Ratio of Operating Expenses to Average Net
 Assets (%)(d).............................         1.30(c)             1.30
Ratio of Net Investment Income to Average
 Net Assets (%)............................         2.56(c)             1.29
Portfolio Turnover Rate (%)................            4(c)               89
Net Assets, End of Period (000)............       $2,989             $16,268
The Ratio of Expenses to Average Net Assets
 without giving effect to
 the voluntary expense limitation described
 in Footnote (d) would
 have been (%).............................         5.38(c)(d)          3.12(d)

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) Commencing November 1, 1994, TNE Advisers, Inc. has agreed to pay operating expenses of the Series in excess of an annual expense limit of 1.30% of average assets subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 1.30% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

                          ALGER EQUITY GROWTH SERIES

                                            OCTOBER 31(A)           YEAR
                                                 TO                 ENDED
                                          DECEMBER 31, 1994   DECEMBER 31, 1995
                                          -----------------   -----------------
Net Asset Value, Beginning of Period....       $10.00              $  9.56
                                               ------              -------
Income From Investment Operations
Net Investment Income...................         0.02                 0.01
Net Gains or Losses on Investments (both
 realized and unrealized)...............        (0.44)                4.65
                                               ------              -------
    Total From Investment Operations....        (0.42)                4.66
                                               ------              -------
Less Distributions
Distributions From Net Investment
 Income.................................        (0.02)               (0.01)
Distributions from Net Realized Capital
 Gains..................................         0.00                (0.41)
                                               ------              -------
    Total Distributions.................        (0.02)               (0.42)
                                               ------              -------
Net Asset Value, End of the Period......       $ 9.56              $ 13.80
                                               ======              =======
Total Return (%)........................         (4.2)(b)             48.7
Ratio of Operating Expenses to Average
 Net Assets (%)(d)......................         0.85 (c)             0.85
Ratio of Net Investment Income to
 Average Net Assets (%).................         1.07 (c)             0.14
Portfolio Turnover Rate (%)(a)..........           32 (c)              107
Net Assets, End of Period (000).........       $1,917              $46,386
The Ratio of Expenses to Average Net
 Assets without giving effect to the
 voluntary expense limitation described
 in Footnote (d) would have been (%)....         2.74 (c)(d)          2.45 (d)

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) Commencing November 1, 1994, TNE Advisers, Inc. has agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.85% of average assets subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred. Beginning January 1, 1996 the annual expense limit was increased to 0.90% of average net assets.

                       LOOMIS SAYLES AVANTI GROWTH SERIES

                                                             YEAR ENDED
                                           APRIL 30(A)      DECEMBER 31,
                                               TO          ------------------
                                        DECEMBER 31, 1993   1994       1995
                                        -----------------  -------    -------
Net Asset Value, Beginning of the
 Period...............................       $100.00       $113.67    $112.77
                                             -------       -------    -------
Income From Investment Operations
Net Investment Income.................          0.18          0.59       0.42
Net Gains or Losses on Investments
 (both realized and unrealized).......         14.56         (0.89)     33.80
                                             -------       -------    -------
    Total From Investment Operations..         14.74         (0.30)     34.22
                                             -------       -------    -------
Less Distributions
Distributions From Net Investment
 Income...............................         (0.18)        (0.60)     (0.40)
Distributions From Net Realized
 Capital Gains........................         (0.67)         0.00      (4.15)
Distributions From Paid-In Capital....         (0.22)         0.00       0.00
                                             -------       -------    -------
    Total Distributions...............         (1.07)        (0.60)     (4.55)
                                             -------       -------    -------
Net Asset Value, End of the Period....       $113.67       $112.77    $142.44
                                             =======       =======    =======
Total Return (%)......................          14.7(b)       (0.3)      30.4
Ratio of Operating Expenses to Average
 Net Assets (%)(d)....................          0.85(c)       0.84       0.85
Ratio of Net Investment Income to
 Average Net Assets (%)...............          0.46(c)       0.67       0.37
Portfolio Turnover Rate (%)...........            21(c)         67         58
Net Assets, End of Period (000).......       $11,972       $25,622    $48,832
The Ratio of Expenses to Average Net
 Assets without giving effect to
 the voluntary expense limitation
 described in Footnote (d) would
 have been (%)........................          0.89(c)(d)    0.84(d)    1.06(d)

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) The expense ratios presented in this table give effect to voluntary expense agreement limits referred to on page B-39 and B-40.

                          DAVIS VENTURE VALUE SERIES

                                            OCTOBER 31(A)           YEAR
                                                 TO                 ENDED
                                          DECEMBER 31, 1994   DECEMBER 31, 1995
                                          -----------------   -----------------
Net Asset Value, Beginning of Period....       $10.00              $  9.62
                                               ------              -------
Income From Investment Operations
Net Investment Income...................         0.03                 0.10
Net Gains or Losses on Investments (both
 realized and unrealized)...............        (0.38)                3.68
                                               ------              -------
    Total From Investment Operations....        (0.35)                3.78
                                               ------              -------
Less Distributions
Distributions From Net Investment
 Income.................................        (0.03)               (0.10)
Distributions From Net Realized Capital
 Gains..................................         0.00                (0.20)
                                               ------              -------
    Total Distributions.................        (0.03)               (0.30)
                                               ------              -------
Net Asset Value, End of the Period......       $ 9.62              $ 13.10
                                               ======              =======
Total Return (%)........................         (3.5)(b)             39.3
Ratio of Operating Expenses to Average
 Net Assets (%)(d)......................         0.90 (c)             0.90
Ratio of Net Investment Income to
 Average Net Assets (%).................         2.54 (c)             1.39
Portfolio Turnover Rate (%)(a)..........            1 (c)               20
Net Assets, End of Period (000).........       $3,371              $35,045
The Ratio of Expenses to Average Net
 Assets without giving effect to the
 voluntary expense limitation described
 in Footnote (d) would have been (%)....         3.97 (c)(d)          1.51(d)

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) Commencing November 1, 1994, TNE Advisers, Inc. has agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.90% of average assets subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

                       WESTPEAK GROWTH AND INCOME SERIES

                                   APRIL 30(A)     YEAR ENDED DECEMBER 31,
                                       TO          --------------------------
                                DECEMBER 31, 1993     1994           1995
                                -----------------  -----------    -----------
Net Asset Value, Beginning of
 the Period...................       $100.00       $    112.32    $    109.03
                                     -------       -----------    -----------
Income From Investment
 Operations
Net Investment Income.........          0.92              1.90           1.77
Net Gains or Losses on
 Investments (both realized
 and unrealized)..............         13.33             (3.25)         37.91
                                     -------       -----------    -----------
    Total From Investment
     Operations...............         14.25             (1.35)         39.68
                                     -------       -----------    -----------
Less Distributions
Distributions From Net
 Investment Income............         (0.92)            (1.92)         (1.71)
Distributions From Net
 Realized Capital Gains.......         (1.00)             0.00          (5.69)
Distributions In Excess of Net
 Realized Capital Gains.......         (0.01)             0.00           0.00
Distributions From Paid In
 Capital......................          0.00             (0.02)          0.00
                                     -------       -----------    -----------
    Total Distributions.......         (1.93)            (1.94)         (7.40)
                                     -------       -----------    -----------
Net Asset Value, End of the
 Period.......................       $112.32       $    109.03    $    141.31
                                     =======       ===========    ===========
Total Return (%)..............          14.2(b)           (1.2)          36.5
Ratio of Operating Expenses to
 Average Net Assets (%)(d)....          0.85(c)           0.85           0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....          2.16(c)           2.30           1.63
Portfolio Turnover Rate (%)...            49(c)            133             92
Net Assets, End of Period
 (000)........................       $ 9,082       $    22,934    $    48,129
The Ratio of Expenses to
 Average Net Assets without
 giving effect to
 the voluntary expense
 limitation described in
 Footnote (d) would
 have been (%)................          0.94(c)(d)        0.86(d)        1.06(d)

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) The expense ratios in this table give effect to voluntary expense agreement limits referred to on pages B-39 and B-40.

                         LOOMIS SAYLES BALANCED SERIES

                                              OCTOBER 31(A)           YEAR
                                                   TO                 ENDED
                                            DECEMBER 31, 1994   DECEMBER 31, 1995
                                            -----------------   -----------------
Net Asset Value, Beginning of Period......       $10.00              $  9.94
                                                 ------              -------
Income From Investment Operations
Net Investment Income.....................         0.05                 0.26
Net Gains or Losses on Investments (both
 realized and unrealized).................        (0.06)                2.20
                                                 ------              -------
    Total From Investment Operations......        (0.01)                2.46
                                                 ------              -------
Less Distributions
Distributions From Net Investment Income..        (0.05)               (0.26)
Distributions in Excess of Net Realized
 Capital Gains............................         0.00                (0.19)
                                                 ------              -------
    Total Distributions...................        (0.05)               (0.45)
                                                 ------              -------
Net Asset Value, End of the Period........       $ 9.94              $ 11.95
                                                 ======              =======
Total Return (%)..........................         (0.1)(b)             24.8
Ratio of Operating Expenses to Average Net
 Assets (%)(d)............................         0.85 (c)             0.85
Ratio of Net Investment Income to Average
 Net Assets (%)...........................         4.16 (c)             4.03
Portfolio Turnover Rate (%)(a)............            0 (c)               72
Net Assets, End of Period (000)...........       $2,722              $18,823
The Ratio of Expenses to Average Net
 Assets without giving effect to the
 voluntary expense limitation described in
 Footnote (d) would have been (%).........         3.73 (c)(d)          1.85 (d)

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) Commencing November 1, 1994, TNE Advisers, Inc. has agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.85% of average assets subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

             SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

                                            OCTOBER 31(A)           YEAR
                                                 TO                 ENDED
                                          DECEMBER 31, 1994   DECEMBER 31, 1995
                                          -----------------   -----------------
Net Asset Value, Beginning of Period....       $10.00              $ 9.74
                                               ------              ------
Income From Investment Operations
Net Investment Income...................         0.12                0.58
Net Gains or Losses on Investments (both
 realized and unrealized)...............        (0.26)               1.30
                                               ------              ------
    Total From Investment Operations....        (0.14)               1.88
                                               ------              ------
Less Distributions
Distributions From Net Investment
 Income.................................        (0.12)              (0.55)
Distributions From Net Realized Capital
 Gains..................................         0.00               (0.22)
                                               ------              ------
    Total Distributions.................        (0.12)              (0.77)
                                               ------              ------
Net Asset Value, End of the Period......       $ 9.74              $10.85
                                               ======              ======
Total Return (%)........................         (1.4)(b)            19.4
Ratio of Operating Expenses to Average
 Net Assets (%)(d)......................         0.85 (c)            0.85
Ratio of Net Investment Income to
 Average Net Assets (%).................         7.05 (c)            8.39
Portfolio Turnover Rate (%)(a)..........          403 (c)             202
Net Assets, End of Period (000).........       $3,450              $9,484
The Ratio of Expenses to Average Net
 Assets without giving effect to the
 voluntary expense limitation described
 in Footnote (d) would have been (%)....         2.01 (c)(d)         2.44 (d)

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) Commencing November 1, 1994, TNE Advisers, Inc. has agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.85% of average assets subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

                      BACK BAY ADVISORS BOND INCOME SERIES

                                                       YEAR ENDED DECEMBER 31,
                          -------------------------------------------------------------------------------------------
                           1986     1987     1988     1989     1990     1991     1992      1993      1994      1995
                          -------  -------  -------  -------  -------  -------  -------  --------  --------  --------
Net Asset Value,
 Beginning of the Year..  $119.34  $123.45  $ 95.47  $ 92.75  $ 97.23  $ 97.61  $103.44  $ 103.47  $ 106.14  $  95.53
                          -------  -------  -------  -------  -------  -------  -------  --------  --------  --------
Income From Investment
 Operations
Net Investment Income...     10.2     8.97     8.52     8.58     8.49     8.53     7.96      5.70      7.05      7.34
Net Gains or Losses on
 Investments (both
 realized and
 unrealized)............     6.66    (7.14)   (0.54)    2.81    (0.65)    8.90     0.51      7.38    (10.61)    12.85
                          -------  -------  -------  -------  -------  -------  -------  --------  --------  --------
  Total From Investment
   Operations...........    16.87     1.83     7.98    11.39     7.84    17.43     8.47     13.08     (3.56)    20.19
                          -------  -------  -------  -------  -------  -------  -------  --------  --------  --------
Less distributions
Distributions From Net
 Investment Income......   (11.09)  (18.71)  (10.70)   (6.91)   (7.46)   (9.47)   (6.87)    (6.20)    (7.05)    (7.05)
Distributions in Excess
 of Net Investment
 Income.................     0.00     0.00     0.00     0.00     0.00     0.00     0.00     (0.05)     0.00      0.00
Distributions From Net
 Realized Capital Gains.    (1.67)  (11.10)    0.00     0.00     0.00    (2.13)   (1.57)    (4.16)     0.00      0.00
                          -------  -------  -------  -------  -------  -------  -------  --------  --------  --------
  Total Distributions...   (12.76)  (29.81)  (10.70)   (6.91)   (7.46)  (11.60)   (8.44)   (10.41)    (7.05)    (7.05)
                          -------  -------  -------  -------  -------  -------  -------  --------  --------  --------
Net Asset Value, End of
 the Year...............  $123.45  $ 95.47  $ 92.75  $ 97.23  $ 97.61  $103.44  $103.47  $ 106.14  $  95.53  $ 108.67
                          =======  =======  =======  =======  =======  =======  =======  ========  ========  ========
Total Return (%)........     15.8      1.4      8.4     12.3      8.1     18.0      8.2      12.6      (3.4)     21.2
Ratio of Operating
 Expenses to Average Net
 Assets(%)..............     0.50     0.45     0.47     0.45     0.46     0.45     0.44      0.43      0.44      0.55
Ratio of Net Investment
 Income to Average Net
 Assets (%).............     8.86     8.65     8.50     8.62     8.57     8.27     7.70      6.47      6.75      7.22
Portfolio Turnover Rate
 (%)....................      303      331      104       69      106      193       71       177        82        73
Net Assets, End of
 Period (000)...........  $16,379  $17,449  $15,750  $26,156  $40,631  $49,369  $83,057  $131,242  $126,234  $162,712

As of January 1, 1993, the Bond Income Series discontinued the use of equalization accounting.

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

                                               OCTOBER 31(A)          YEAR
                                                    TO                ENDED
                                             DECEMBER 31, 1994  DECEMBER 31, 1995
                                             -----------------  -----------------
Net Asset Value, Beginning of Period.......       $10.00             $ 9.96
                                                  ------             ------
Income From Investment Operations
Net Investment Income......................         0.10               0.33
Net Gains or Losses on Investments (both
 realized and unrealized)..................        (0.04)              1.16
                                                  ------             ------
    Total From Investment Operations.......         0.06               1.49
                                                  ------             ------
Less Distributions
Distributions From Net Investment Income...        (0.10)             (0.33)
Distributions From Net Realized Capital
 Gains.....................................         0.00              (0.08)
                                                  ------             ------
    Total Distributions....................        (0.10)             (0.41)
                                                  ------             ------
Net Asset Value, End of the Period.........       $ 9.96             $11.04
                                                  ======             ======
Total Return (%)...........................          0.6(b)            15.0
Ratio of Operating Expenses to Average Net
 Assets (%)(d).............................         0.70(c)            0.70
Ratio of Net Investment Income to Average
 Net Assets (%)............................         5.70(c)            5.62
Portfolio Turnover Rate (%)................        1,409(c)             415
Net Assets, End of Period (000)............       $2,012             $7,542
The Ratio of Expenses to Average Net Assets
 without giving effect to the voluntary
 expense limitation described in Footnote
 (d) would have been (%)...................         2.54(c)(d)         2.90(d)

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) Commencing November 1, 1994, TNE Advisers, Inc. has agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.70% of average assets subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.70% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

                     BACK BAY ADVISORS MONEY MARKET SERIES

                                                      YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------
                           1986     1987     1988     1989     1990     1991     1992     1993     1994     1995
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of the Year..  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Income From Investment
 Operations
Net Investment Income...     6.58     6.33     7.25     8.85     7.88     6.03     3.73     2.93     3.89     5.50
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total From Investment
   Operations...........     6.58     6.32     7.25     8.85     7.88     6.03     3.73     2.93     3.89     5.50
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Less Distributions
Distributions From Net
 Investment Income......    (6.58)   (6.32)   (7.25)   (8.85)   (7.88)   (6.03)   (3.73)   (2.93)   (3.89)   (5.50)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Distributions...    (6.58)   (6.32)   (7.25)   (8.85)   (7.88)   (6.03)   (3.73)   (2.93)   (3.89)   (5.50)
                          -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, End of
 the Year...............  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00
                          =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
Total Return (%)........      6.8      6.6      7.4      9.2      8.2      6.2      3.8      3.0      4.0      5.6
Ratio of Operating
 Expenses to Average Net
 Assets(%)..............     0.39     0.38     0.38     0.38     0.38     0.38     0.38     0.38     0.40     0.50
Ratio of Net Investment
 Income to Average Net
 Assets (%).............     6.61     6.37     7.26     8.85     7.87     6.01     3.71     2.93     3.89     5.50
Net Assets, End of
 Period (000)...........  $26,794  $33,047  $38,929  $42,678  $60,071  $58,614  $61,607  $59,044  $73,960  $90,148
The Ratio of Expenses to
 Average Net Assets
 without giving effect
 to the voluntary
 expense limitations
 described in Footnote
 (a) would have been....      --       --       --       --       --       --       --       --       --      0.51(a)

--------

(a) The expense ratios presented in this table give effect to voluntary expense agreement limits referred to on page B-39 and B-40.

                                   THE FUND

  The Fund is a diversified, open-end management investment company organized in 1987 as a Massachusetts business trust under the laws of Massachusetts. The Fund is a series type company with fourteen investment portfolios, eleven of which are contained herein: the Loomis Sayles Small Cap Series, the Draycott International Equity Series, the Alger Equity Growth Series, the Loomis Sayles Avanti Growth Series, the Davis Venture Value Series, the Westpeak Growth and Income Series, the Loomis Sayles Balanced Series, the Salomon Brothers Strategic Bond Opportunities Series, the Back Bay Advisors Bond Income Series, the Salomon Brothers U.S. Government Series and the Back Bay Advisors Money Market Series.

  Shares in the Fund are not offered directly to the general public and, currently, are available only to separate accounts established by New England Life Insurance Company ("NELICO") or Metropolitan Life Insurance Company ("MetLife") as an investment vehicle for variable life insurance or variable annuity products, although not all Series may be available to all separate accounts. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with NELICO or MetLife.

                      INVESTMENT OBJECTIVES AND POLICIES

LOOMIS SAYLES SMALL CAP SERIES

  The Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalent.

  Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the Series' subadviser, manages the Series by investing primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Typically, such companies have market capitalization of less than $1 billion, have better than average growth rates at below average price/earnings ratios and have strong balance sheets and cash flow. Loomis Sayles seeks to build a core small cap portfolio of solid growth company stocks, with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

  Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Series may be invested, for temporary defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Series assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

DRAYCOTT INTERNATIONAL EQUITY SERIES

  The Draycott International Equity Series seeks total return from long-term growth of capital and dividend income, primarily through investment in international equity securities.

  The Series seeks to achieve its objective by investing primarily in common stocks, although the Series may invest in any type of equity securities. Normally the Series will invest at least 65% of its total assets in equity securities of issuers headquartered outside the United States, and substantially all of its assets (other than cash and short-term investments) in such equity securities or equity securities of issuers (including closed-end investment companies) that derive a substantial part of their revenues or profits from countries outside the United States. Under normal conditions, the Series' portfolio will contain equity securities of issuers from at least five countries outside the United States.

  The Series' subadviser, Draycott Partners, Ltd. ("Draycott"), will make investment decisions on behalf of the Series by, first, selecting countries where it anticipates sustainable growth that will exceed current market expectations. Within the selected countries, the subadviser will identify economic sectors that appear to present the most potential for risk-adjusted growth and finally, within the chosen economic sectors, the subadviser will select securities that are expected to offer the best value.

ALGER EQUITY GROWTH SERIES

  The Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress, or may be companies providing products or services with a high unit volume growth rate.

  The Series' subadviser, Fred Alger Management, Inc. ("Alger Management"), seeks to achieve its objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive periods, the Series invests at least 85% of its net assets in equity securities and at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater; the Series may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. The Series anticipates that it will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

  The Series may invest in bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, and variable rate master demand notes.

  The Series may also hold up to 15% of its net assets in money market instruments and repurchase agreements, purchase restricted securities (including Rule 144A securities) and enter into "short sales against the box."

  The Series may lend securities it owns so long as such loans do not exceed 33 1/3% of the Series' total assets.

LOOMIS SAYLES AVANTI GROWTH SERIES

  The Loomis Sayles Avanti Growth Series seeks long-term growth of capital. The Series ordinarily invests substantially all of its assets in equity securities. Investments are selected based on their growth potential; current income is not a consideration. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively), but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion). The Series may invest a limited portion of its assets in securities of foreign issuers. See "Investment Risks--Foreign Securities" below.

  Loomis Sayles, the Series' subadviser, selects investments based upon fundamental research and analysis of individual companies and industries. The subadviser selects investments for the Series based on qualitative and quantitative criteria including, among others, industry dominance and competitive position, consistent earnings growth, a history of high profitability, the subadviser's expectation of continued high profitability and overall financial strength, although not every investment will have all of these characteristics.

  The Series may invest in convertible securities, including corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. See "Investment Risks--Convertible Securities" below.


DAVIS VENTURE VALUE SERIES

  The Series' investment objective is growth of capital. The Series' subadviser is Davis Selected Advisers, L.P. ("Davis Selected").

  The Series will primarily invest in domestic common stocks that Davis Selected believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million. It may also invest in issues with smaller capitalizations.

  The Series may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Series may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Series' total assets to be invested in such companies. The Series may invest in restricted securities, which may include Rule 144A securities.

  The Series may write covered call options on its portfolio securities, but currently intends to invest in such options only to the extent that less than 5% of its net assets would be subject to the options.

  The Series may lend securities it owns so long as such loans do not exceed 5% of the Series' net assets.


WESTPEAK GROWTH AND INCOME SERIES

  The Series, for which Westpeak Investment Advisors, L.P. ("Westpeak") acts as subadviser, seeks long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style). The Series will ordinarily invest substantially all its assets in equity securities.

  The Series may engage in transactions in futures contracts solely for the purpose of maintaining full exposure of the portfolio to the movements of broad equity markets at times when the Series holds a cash position pending investment in stocks or in anticipation of redemptions. See "Futures and Other Hedging Transactions" under "Investment Risks" below and "Futures" in the Statement of Additional Information.

LOOMIS SAYLES BALANCED SERIES

  The Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

  The Series, for which Loomis Sayles acts as subadviser, is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities, depending on Loomis Sayles' view of the economic and investment outlook. Most of the Series' investments are normally in dividend-paying common stocks of recognized investment quality that are expected to achieve growth in earnings and dividends over the long term. Fixed-income securities include notes, bonds, non-convertible preferred stock and money market instruments. The Series may invest in adjustable rate mortgage securities, asset-backed securities, stripped mortgage securities and inverse floaters, subject to a limit of 5% of the Series' assets for each of these instruments. The Series may invest in securities rated BB or Ba by Standard & Poors Ratings Group ("Standard & Poor's or "S & P") or Moody's Investors Service, Inc. ("Moody's") or lower (or in unrated securities that Loomis Sayles determines to be of comparable quality). During the fiscal year ended December 31, 1995, 0.86% of the average month-end net assets of the Series was invested in fixed-income securities rated in the rating category (BB or Ba) just below investment grade and no assets were invested in fixed-income securities rated below this level. The Series invests at least 25% of its assets in fixed-income senior securities and, under normal market conditions, more than 50% of its assets in equity securities. The Series also may invest in foreign securities. See "Investment Risks--Foreign Securities" below.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

  The Salomon Brothers Strategic Bond Opportunities Series' investment objective is to seek a high level of total return consistent with preservation of capital.

  Salomon Brothers Asset Management Inc acts as sub-adviser to the Series, and based on its assessment of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (BBB or higher by S&P or Baa or higher by Moody's) (or unrated but deemed to be of equivalent quality in the subadviser's judgment) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participations in such Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). See "Loan Participations and Assignments" below.

  Depending on market conditions, the Series may invest without limit in below investment grade securities, which involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the Series' subadviser does not anticipate investing in excess of 75% of the Series' assets in domestic and developing country debt securities that are rated below investment grade, the Series may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Series may invest may be rated as low as "C" by Moody's or "D" by S&P or may be considered comparable to securities having such ratings. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." See "Investment Risks--Lower Rated Fixed-Income Securities" below. During the fiscal year ended December 31, 1995, 6.6% of the average month-end net assets of the Series was invested in fixed-income securities rated in the rating category (BB or Ba) just below investment grade.

  In addition, the Series may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage backed securities and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

  The Series may, and the subadviser anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Series' assets that may be invested in any one country or in assets denominated in any one country's currency.

  The Series may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

  The Series currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Series may invest up to 20% of its assets in high-quality short-term money market instruments.

  The Series' subadviser will have discretion to select the range of maturities of the various fixed-income securities in which the Series will invest. The weighted average life of the Series may vary substantially from time to time depending on economic and market conditions.

  The Series may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts. See "Futures and Other Hedging Transactions" under "Investment Risks" below and "Futures" in the Statement of Additional Information.

  The Series may lend securities it owns so long as such loans do not represent more than 20% of the Series' total assets.

BACK BAY ADVISORS BOND INCOME SERIES

  The investment objective of the Series is to provide a high level of current income consistent with protection of capital and moderate investment risk through investment primarily in U.S. Government and corporate bonds. In general, fixed-income securities, such as the bonds in which the Series may invest, are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to market risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). The Series may also invest in convertible securities. See "Investment Risks--Convertible Securities" below.

  At least 80% of the Series' assets will consist of securities rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's or unrated but determined by Back Bay Advisors, L.P. ("Back Bay Advisors"), the Series' subadviser, to be of comparable quality to securities in those rating categories. The Series may not invest more than 10% of its total net assets in obligations of foreign issuers. Investments in foreign securities will subject the Series to special considerations related to political, economic and legal conditions outside of the U.S. These considerations include the possibility of unfavorable currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization, withholding taxes on income and difficulties in enforcing judgments. Foreign securities may be less liquid and more volatile than comparable U.S. securities. Some foreign issuers are subject to less comprehensive accounting and disclosure requirements than similar U.S. issuers. Transactions in foreign securities include currency conversion costs. Brokerage and custodial costs for foreign securities may be higher than for U.S. securities. The Series will invest in these securities only when Back Bay Advisors believes the associated risks are minimal.

  Up to 20% of the Series' assets may be invested in securities rated BB or Ba or lower (or in unrated securities that Back Bay Advisors determines to be of comparable quality). During the fiscal year ended December 31, 1995, 18% of the average month-end net assets of the Series was invested in fixed-income securities rated in the rating category (BB or Ba) just below investment grade and no assets were invested in fixed-income securities rated below this level. Securities rated BB or lower by S&P or Ba or lower by Moody's (or unrated but determined to be of comparable quality by Back Bay Advisors) are considered high yield, high risk securities and are commonly known as "junk bonds." The Series will acquire no security rated below BB or Ba (or unrated but determined to be of comparable quality by Back Bay Advisors). If a security held by the Series is downgraded below BB or Ba, Back Bay Advisors will determine at that time whether the Series will continue to hold the security, taking into account the current conditions.

  The average maturity of the Back Bay Advisors Bond Income Series' portfolio will usually be between five and fifteen years.

SALOMON BROTHERS U.S. GOVERNMENT SERIES

  The Series' investment objective is to provide a high level of current income consistent with preservation of capital and maintenance of liquidity.

  The Series seeks to achieve its objective by investing primarily in debt obligations (including mortgage backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities") or derivative securities (such as collateralized mortgage obligations) backed by such U.S. Government Securities.

  At least 80% of the total assets of the Series will be invested in:

    (1) mortgage backed securities guaranteed by the Government National Mortgage Association ("GNMA") that are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments due, whether or not payments are actually made on the underlying mortgages;

    (2) U.S. Treasury obligations;

    (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

    (4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA"), and

    (5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed (i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

  Under normal market conditions, at least 65% of the Series' total assets will be invested in U.S. Government Securities. For purposes of this policy, securities that are not issued or guaranteed by the U.S. Government or an agency, authority or instrumentality will not count toward the 65%, even if they are backed by mortgages (or other collateral) that are so guaranteed.

  Any guarantee of the securities in which the Series invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Series and not to the purchase of shares of the Series.

  The Series may purchase or write options on securities, options on securities indices and options on futures contracts and buy or sell futures on financial instruments and securities indices.

  Up to 20% of the total assets of the Series may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, or, if unrated, deemed to be of equivalent quality in Salomon Brothers Management Inc's judgment, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

  The Series may lend securities it owns so long as such loans do not represent more than 20% of the Series' total assets.

BACK BAY ADVISORS MONEY MARKET SERIES

  The Series seeks the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments including: (1) obligations backed by the full faith and credit of the United States Government, such as bills, notes and bonds issued by the U.S. Treasury or by such government agencies as the Farmers' Home Administration or the Small Business Administration; (2) other obligations issued or guaranteed by the United States Government or its agencies, authorities or instrumentalities, such as obligations of the Tennessee Valley Authority, Federal Land Banks and FNMA; (3) commercial paper and other corporate debt obligations rated in the highest rating category by Standard & Poor's or Moody's or, if unrated, of comparable quality as determined by Back Bay Advisors, the Series' subadviser, under guidelines approved by the Fund's Trustees; (4) repurchase agreements relating to any of the above and (5) obligations of banks or savings and loan associations (such as bankers' acceptances and certificates of deposit, including Eurodollar obligations of foreign branches of U.S. banks and dollar denominated obligations of U.S. and United Kingdom branches of foreign banks) whose net assets exceed $100,000,000;

  The Series may invest up to 100% of its assets in certificates of deposit, bankers' acceptances and other bank obligations.

  All the Series' money market instruments mature in less than 397 days and its dollar-weighted average portfolio maturity is 90 days or less. The Series calculates the maturity of repurchase agreements by reference to the repurchase date, not by reference to the maturity of the underlying security.

  By investing only in high quality, short-term securities, the Series seeks to minimize credit risk and market risk. Credit risk is the risk that the obligor will default in the payment of principal and/or interest. In a repurchase agreement transaction, credit risk relates to the performance by the other party of its obligation to repurchase the underlying security from the Series. If the other party defaults on that obligation, the Series may face various delays and risks of loss. Market risk is the risk that the market value of the securities will change as a result of changes in market rates of interest. The Series expects that those changes will be minimal and that the Series will be able to maintain the net asset value of its shares at a constant of $100, although this cannot be assured.

  The Eurodollar obligations of foreign branches of U.S. banks and U.S. and United Kingdom branches of foreign banks in which the Series may invest may be subject to certain risks which do not apply to obligations of domestic branches of

U.S. banks. These risks may relate to foreign economic, political and legal developments and to the fact that foreign banks and foreign branches of U.S. banks may be subject to different regulatory requirements.

ADDITIONAL INFORMATION


  Except for the investment objective of the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth, Westpeak Growth and Income, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, or except as otherwise explicitly stated in this Prospectus or the Statement, each Series' investment policies may be changed at any time without shareholder approval.

  Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company, and include common and preferred stocks and securities exercisable for or convertible into common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock).


  The Loomis Sayles Small Cap Series, Draycott International Equity Series, Alger Equity Growth Series, Loomis Sayles Avanti Growth Series, Davis Venture Value Series and Westpeak Growth and Income Series seek to attain their objectives by normally investing their assets primarily in equity securities. When the particular Series' adviser or subadviser deems it appropriate, however, any of these Series may, for temporary defensive purposes, hold all or a substantial portion of its assets in cash or fixed-income investments, including U.S. Government obligations, investment grade (and comparable unrated) corporate bonds or notes, money market instruments, bankers acceptances and repurchase agreements. In addition, the Draycott International Equity Series may invest temporarily in foreign government, agency or corporate debt obligations. No estimate can be made as to when or for how long any Series will employ defensive strategies.

                               INVESTMENT RISKS


 . EQUITY SECURITIES (LOOMIS SAYLES SMALL CAP, DRAYCOTT INTERNATIONAL EQUITY,
  ALGER EQUITY GROWTH, LOOMIS SAYLES AVANTI GROWTH, DAVIS VENTURE VALUE, WESTPEAK GROWTH AND INCOME AND LOOMIS SAYLES BALANCED SERIES)

Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Series may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of a Series that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

 . CONVERTIBLE SECURITIES (DRAYCOTT INTERNATIONAL EQUITY, ALGER EQUITY GROWTH,
  LOOMIS SAYLES AVANTI GROWTH, LOOMIS SAYLES BALANCED, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND BACK BAY ADVISORS BOND INCOME SERIES)

Convertible securities include debt securities or preferred stock that are convertible into stock as well as other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities. Convertible debt and preferred stock usually provide a higher yield than the underlying equity securities, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity securities. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. The Loomis Sayles Avanti Growth Series will not purchase any convertible debt security or convertible preferred stock that has not been rated at the time of acquisition investment grade by one major rating agency or that is not rated but is determined to be of comparable quality by the Series' adviser.

 . FIXED-INCOME SECURITIES (ALL SERIES)

Fixed-income securities include a broad array of short, medium and long term debt obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities and corporate issuers of various types as well as corporate preferred stock. Some fixed income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of fixed-income securities falls when market rates of interest are rising.) Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Series the principal on the security before it is due, thus depriving the Series of a favorable stream of future interest or dividend payments.

Because interest rates vary, it is impossible to predict the income for any particular period of a Series that invests in fixed-income securities. Fluctuations in the value of a Series' investments in fixed-income securities will cause a Series' net asset value to increase or decrease.

 . LOWER RATED FIXED-INCOME SECURITIES (LOOMIS SAYLES BALANCED, SALOMON
  BROTHERS STRATEGIC BOND OPPORTUNITIES AND BACK BAY ADVISORS BOND INCOME
  SERIES)

Fixed-income securities rated BB or lower by S&P or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a mutual fund investing in lower quality fixed-income securities may be more dependent on the Series' sub-adviser's own credit analysis than for a fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to "Appendix A--Ratings of Securities."

 . MORTGAGE-RELATED SECURITIES (LOOMIS SAYLES BALANCED, SALOMON BROTHERS
  STRATEGIC BOND OPPORTUNITIES, BACK BAY ADVISORS BOND INCOME AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

Mortgage-related securities, such as GNMA or FNMA certificates, differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Series purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will have the opposite effect of increasing yield to maturity. If a Series purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Series, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

 . COLLATERALIZED MORTGAGE OBLIGATIONS (LOOMIS SAYLES BALANCED, SALOMON
  BROTHERS STRATEGIC BOND OPPORTUNITIES, BACK BAY ADVISORS BOND INCOME AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

A collateralized mortgage obligation ("CMO") is a security backed by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Series will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Series would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

 . "STRIPPED" MORTGAGE SECURITIES (SALOMON BROTHERS STRATEGIC BOND
  OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

"Stripped" mortgage securities are issued by agencies or instrumentalities of the U.S. Government or private issuers. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped mortgage securities have greater market volatility than other types of mortgage securities. If the underlying mortgage assets experience greater than anticipated payments of principal, the Series may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid. Until further clarification of the matter is provided by the staff, the Series will treat its investment in stripped mortgage securities as illiquid. As a result, these investments, together with any other illiquid investments, will not exceed 15% of a Series' net assets.

 . ADJUSTABLE RATE MORTGAGE SECURITIES (LOOMIS SAYLES BALANCED, SALOMON
  BROTHERS STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

An adjustable rate mortgage security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

 . ASSET BACKED SECURITIES (LOOMIS SAYLES BALANCED, SALOMON BROTHERS STRATEGIC
  BOND OPPORTUNITIES, BACK BAY ADVISORS BOND INCOME AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Generally the issuers of asset backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Series will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Series' ability to maintain a portfolio which includes high-yielding asset backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A Series will only invest in asset backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's or which, in the opinion of the subadviser, are of comparable quality.

 . INVERSE FLOATERS (LOOMIS SAYLES BALANCED, SALOMON BROTHERS STRATEGIC BOND
  OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

The Series listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes, at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Series invest (with the exception of stripped mortgage securities). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters are generally illiquid.

 . REPURCHASE AGREEMENTS (ALL SERIES)

In repurchase agreements, a Series buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Series to earn a return on available cash at minimal market risk, although the Series may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase.

 . REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS (SALOMON BROTHERS
  STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

The Series may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return.

Reverse repurchase agreements involve sales by the Series of portfolio assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparties to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on both the securities sold and those to be purchased. The Series is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Series will establish segregated accounts with the Fund's custodian in which they will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to their obligations with respect to reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Series for purpose of the Series' fundamental investment restriction with respect to borrowings.


 . OPTIONS (DRAYCOTT INTERNATIONAL EQUITY, DAVIS VENTURE VALUE, SALOMON
  BROTHERS STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

A Series may seek to increase its current return by writing covered call options and covered put options, with respect to securities it holds or intends to buy, through the facilities of options exchanges and directly with market makers in the over-the-counter market.

A Series receives a premium from writing a call or put option, which increases the Series' current return if the option expires unexercised or is closed out at a net profit.

At times when a Series has written call options on a substantial portion of its portfolio, the Series' ability to profit and its risk of loss from changes in market prices of portfolio securities will be limited. Appreciation in securities covering the options would likely be partially or wholly offset by losses on the options. The termination of options positions under such conditions would generally result in the realization of short-term capital losses, which would reduce the Series' current return. Accordingly, a Series may seek to realize capital gains to offset realized losses by selling securities.

As described in the Statement, over-the-counter options involve certain special risks (including liquidity and credit risks) not necessarily present with exchange-listed options. A Series will treat as illiquid any over-the-counter options and assets maintained as "cover" for over-the-counter options that the Series has written.

The options markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. See "Foreign Securities" below.


 . FUTURES AND OTHER HEDGING TRANSACTIONS (DRAYCOTT INTERNATIONAL EQUITY, DAVIS
  VENTURE VALUE, WESTPEAK GROWTH AND INCOME, LOOMIS SAYLES BALANCED, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

Futures contracts are exchange-traded obligations to buy or sell a particular security on a specified future date (or to pay or receive amounts based on the value of a securities index or currency on that date).

The use of futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities or currency position of a Series could create the possibility that losses on the futures contracts are greater than gains in the value of the Series' position. In addition, futures markets could be illiquid in some circumstances. As a result, in certain markets, a Series might not be able to close out a transaction without incurring substantial losses. Although a Series' use of futures transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Series that might result from an increase in value of the position. The daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Each of these Series may, at the discretion of its subadviser, engage in foreign currency exchange transactions, in connection with the purchase and sale of portfolio securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Series' portfolio holdings are denominated or quoted.

For hedging purposes, each of these Series may also buy put or call options on securities that it holds or intends to buy. In addition to engaging in options transactions on established exchanges, a Series may purchase over-the-counter options from brokerage firms and other financial institutions.

Each of these Series may invest in options and futures contracts on various securities indices to hedge against changes in the value of securities it holds or expects to acquire. These Series may also invest in options on index futures.

No Series will invest more than 5% of its net assets in futures or premiums for options on futures that are traded on a U.S. commodities exchange.

Certain asset segregation requirements apply when a Series becomes obligated under a hedging instrument. There is no assurance that a Series' hedging strategies will be effective. These strategies involve costs and the risk of loss to the Series. See Part II of the Statement for more information.

 . SWAPS (SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

The Series may enter into interest rate, currency and index swaps. The Series will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Series anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Series will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Series and a swap counterparty enter as principals, the Series may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

 . STRUCTURED NOTES (SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

The Salomon Brothers Strategic Bond Opportunities Series is permitted to invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the London Inter-Bank Offering Rate). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

Structured notes can serve many different purposes in the management of the Series. For example, they can be used to increase the Series' exposure to changes in the value of assets that the Series would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments the Series holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of the Series' portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. The risk is in addition to the risk that the issuer's obligations (and thus the value of the Series' investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Series would be unable to dispose of the investment prior to maturity. (The Series is not permitted to invest more than 15% of its net assets in illiquid investments.) As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply.

 . FOREIGN SECURITIES (LOOMIS SAYLES SMALL CAP, DRAYCOTT INTERNATIONAL EQUITY,
  ALGER EQUITY GROWTH, LOOMIS SAYLES AVANTI GROWTH, DAVIS VENTURE VALUE, LOOMIS SAYLES BALANCED, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, BACK BAY ADVISORS BOND INCOME AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

Each of these Series may invest in securities of issuers organized or headquartered outside the United States or primarily traded outside the United States ("foreign securities"). In the case of the Loomis Sayles Small Cap, Back Bay Advisors Bond Income, Loomis Sayles Avanti Growth and Salomon Brothers U.S. Government Series, the Series will not purchase a foreign security if, as a result, the Series' holdings of foreign securities would exceed 20% (10% in the case of the Back Bay Advisors Bond Income Series) of the Series' total assets.

Although investing in foreign securities may increase a Series' diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Series' receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Series' investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

In connection with their investments in foreign securities, the Series intend to comply with certain diversification guidelines of the California Department of Insurance. These guidelines limit each Series' investments in any one foreign country to 20% of the Series' net assets (except that the limit is 35% with respect to each of Australia, Canada, France, Japan, the United Kingdom and Germany). Also, when a Series has at least 20% but less than 40% of its net assets invested in foreign securities, it must have investments in at least two foreign countries; when a Series has at least 40% but less than 60% of its net assets invested in foreign securities, it must have investments in at least three foreign countries; when a Series has at least 60% but less than 80% of its net assets invested in foreign securities, it must have investments in at least four foreign countries; and when a Series has more than 80% of its net assets invested in foreign securities, it must have investments in at least five foreign countries.

Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Series investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Series' holdings are denominated will result in a change in the U.S. dollar value of the Series' assets and the Series' income available for distribution.

In addition, although part of a Series' income may be received or realized in foreign currencies, the Series will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Series' income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Series could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Series accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

 . HIGH YIELD/HIGH RISK FOREIGN SOVEREIGN DEBT SECURITIES (SALOMON BROTHERS
  STRATEGIC BOND OPPORTUNITIES SERIES)

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Series to special risks in addition to those described under "Foreign Securities" above. These bonds are typically issued by developing or emerging countries, whose ability to pay principal and interest may be adversely affected by many factors, including: high rates of inflation, high interest rates, currency exchange rates or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund, the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. Sovereign obligors in developing and emerging countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Series may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Series' holdings.

 . LOAN PARTICIPATIONS AND ASSIGNMENTS (SALOMON BROTHERS STRATEGIC BOND
  OPPORTUNITIES SERIES)

The Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Series may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will be subject to credit risk relating to both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When the Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

The Series may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Series anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Series' ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Series currently intends to treat all investments in Participations and Assignments as illiquid.


 . WHEN-ISSUED SECURITIES (DRAYCOTT INTERNATIONAL EQUITY, ALGER EQUITY GROWTH,
  DAVIS VENTURE VALUE, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

If the value of a "when-issued" security being purchased falls between the time a Series commits to buy it and the payment date, the Series may sustain a loss. The risk of this loss is in addition to the Series' risk of loss on the securities actually in its portfolio at the time. In addition, when the Series buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Series may be lower than the yield available on other, comparable securities at the time of delivery. The Series will maintain cash or liquid high grade assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

 . INVESTMENT COMPANY SECURITIES (DRAYCOTT INTERNATIONAL EQUITY, ALGER EQUITY
  GROWTH, LOOMIS SAYLES AVANTI GROWTH, DAVIS VENTURE VALUE AND WESTPEAK GROWTH AND INCOME SERIES)


Each of these Series may invest up to 10% of its assets in securities of investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, a Series may choose to invest indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) which may be the most practical or efficient way for the Series to invest in such countries. In other cases, where the Series' subadviser desires to make only a relatively small investment in a particular country, investing through a fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Series will bear its share of the expenses of that investment company. These expenses are in addition to the Series' own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. The Davis Venture Value Series may only invest in securities of investment companies investing primarily in foreign securities.


 . LENDING OF PORTFOLIO SECURITIES (ALGER EQUITY GROWTH, DAVIS VENTURE VALUE,
  SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, BACK BAY ADVISORS BOND INCOME AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

To the extent that any of the above Series lend that Series' portfolio securities, such lending must be fully collateralized by cash, letters of credit or U.S. Government Securities at all times, but involves some credit risk to the Series if the other party should default on its obligations and the Series is delayed in or prevented from recovering the collateral.

 . "SHORT SALES AGAINST THE BOX" (ALGER EQUITY GROWTH SERIES)

A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. The Alger Equity Growth Series may engage in short sales, but only if the Series owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect the Series against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

 . ILLIQUID SECURITIES (ALL SERIES)

Each Series may invest up to 15% of its assets (10% in the case of the Back Bay Advisors Money Market Series) in "illiquid securities," that is, securities which are not readily resaleable, including securities whose disposition is restricted by federal securities laws. The Series may purchase "Rule 144A securities." These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Series' subadviser has determined, under guidelines established by the Fund's trustees, that the particular issue of Rule 144A securities is liquid.

 . ZERO COUPON SECURITIES (LOOMIS SAYLES BALANCED, SALOMON BROTHERS STRATEGIC
  BOND OPPORTUNITIES, BACK BAY ADVISORS BOND INCOME AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

Zero coupon securities involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Series may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

PORTFOLIO TURNOVER

  Portfolio turnover is not a limiting factor with respect to investment decisions for any Series. For example, although the Alger Equity Growth Series' objective is long-term capital appreciation, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook, even though it may only have held those securities for a short period. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Series. For additional information about such costs see "Taxes" and "Management" below, and "Portfolio Transactions and Brokerage" in the Statement. For information about the past portfolio turnover rates of all the Series (other than the Back Bay Advisors Money Market Series), see "Financial Highlights." Turnover in excess of 100% involves higher levels of brokerage commissions and possibly increased realization of taxable gains, as compared to many mutual funds.

RESOLVING MATERIAL CONFLICTS


  Currently, shares in the Fund are available only to separate accounts established by NELICO, MetLife or subsidiaries of MetLife as an investment vehicle for variable life insurance or variable annuity products. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with NELICO or MetLife.


  A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's board of trustees (the "Board of Trustees") has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with NELICO or MetLife. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Series of the Fund, or differences between voting instructions given by variable life insurance and variable annuity contract owners. Insurance companies investing in the Fund will be responsible for proposing and executing any necessary remedial action and the Board of Trustees has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                            PERFORMANCE INFORMATION


  Information about the performance of the Series is set forth below and, from time to time, the Fund may use this information in advertisements. Performance
                                                                   -----------
information about a Series is based on that Series' past performance and is
---------------------------------------------------------------------------
not intended to indicate future performance. The Fund serves as the underlying
--------------------------------------------
investment vehicle for variable life insurance or variable annuity products and its shares cannot be purchased directly. Therefore, its performance information does not reflect any of the charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products for which the Fund serves as an investment vehicle. Where relevant, performance information about those variable life insurance or variable annuity products is contained in the prospectus applicable to those products.

  Each Series may include its total return in advertisements or other written material. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Series at the beginning of a specified period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Total return reflects the bearing or deferral of certain expenses by New England Mutual Life Insurance Company ("The New England") (which merged into MetLife August 30, 1996) or TNE Advisers, Inc. pursuant to various arrangements that are described below under "Management." If these arrangements had not been in effect, each Series' total return would have been lower.

                                 TOTAL RETURN

                                                                                                                    AVERAGE ANNUAL
                                                                                                                     TOTAL RETURN
                                                                                      AVERAGE ANNUAL AVERAGE ANNUAL     SINCE
                                                                                       TOTAL RETURN   TOTAL RETURN   COMMENCEMENT
                                                                                       FOR THE TEN    FOR THE FIVE    OF OFFERING
                                                                                       YEARS ENDING   YEARS ENDING     THROUGH
PERIOD RETURN         1986  1987 1988  1989  1990  1991  1992 1993     1994     1995     12/31/95       12/31/95       12/31/95
-------------         ----- ---- ----- ----- ----- ----- ---- -----    -----    ----- -------------- -------------- --------------
Loomis Sayles
 Small Cap
 Series(1)             --   --    --    --    --    --   --    --      -3.2%(1) 28.9%      --             --            14.1%(1)
Draycott
 International
 Equity Series         --   --    --    --    --    --   --    --       2.6%(2)  6.0%      --             --             8.8%(2)
Alger Equity
 Growth Series         --   --    --    --    --    --   --    --      -4.2%(2) 48.7%      --             --            35.4%(2)
Loomis Sayles
 Avanti Growth
 Series(4)             --   --    --    --    --    --   --   14.7%(4) -0.3%    30.4%      --             --            16.2%(4)
Davis Venture
 Value Series          --   --    --    --    --    --   --    --      -3.5%(2) 39.3%      --             --            28.8%(2)
Westpeak Growth
 and Income
 Series(5)             --   --    --    --    --    --   --   14.2%(5) -1.2%    36.5%      --             --            17.6%(5)
Loomis Sayles
 Balanced Series       --   --    --    --    --    --   --    --      -0.1%(2) 24.8%      --             --            20.3%(2)
Salomon Brothers
 Strategic Bond
 Opportunities
 Series                --   --    --    --    --    --   --    --      -1.4%(2) 19.4%      --             --            15.0%(2)
Back Bay
 Advisors Bond
 Income Series        15.8% 1.4%  8.4% 12.3%  8.1% 18.0% 8.2% 12.6%    -3.4%    21.2%     10.0%          14.0%          10.9%(3)
Salomon Brothers
 U.S. Government
 Series                --   --    --    --    --    --   --    --       0.6%(2) 15.0%      --             --            13.3%(2)
Back Bay
 Advisors Money
 Market Series         6.8% 6.6%  7.4%  9.2%  8.2%  6.2% 3.8%  3.0%     4.0%     5.6%      6.1%           4.5%           6.7%(3)
S&P 500(6)            18.6% 5.2% 16.5% 31.6% -3.1% 30.3% 7.6% 10.1%     1.3%    37.4%     14.8%          16.5%          15.2%
Lehman
 Intermediate
 Government/Corporate
 Bond Index(7)        13.1% 3.7%  6.8% 12.8%  9.2% 14.6% 7.2%  8.8%    -2.0%    15.3%      8.8%           8.6%          10.1%
Consumer Price
 Index(8)              1.1% 4.4%  4.4%  4.7%  6.1%  3.1% 2.9%  2.8%     2.8%     2.6%      3.5%           2.8%           3.5%
Dow Jones
 Industrial
 Average(9)           27.1% 5.5% 16.1% 32.2% -1.0% 24.2% 7.4% 16.9%     5.1%    37.0%     16.4%          17.6%          16.6%

-------
(1) For the period beginning May 2, 1994, when the Loomis Sayles Small Cap Series commenced operations, but did not become publicly available. Average annual total return for the period May 2, 1994 through December 31, 1994 is presented on an unannualized basis.

(2) Represents unannualized total return for the period beginning October 31, 1994 when the Draycott International Equity, Alger Equity Growth, Davis Venture Value, Loomis Sayles Balanced, Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series commenced operations.
(3) The Back Bay Advisors Bond Income Series and Back Bay Advisors Money Market Series commenced operations on August 26, 1983 and their Average Annual Total Returns From Commencement of Offering have been calculated for the period beginning with that date. These returns would not change if they had been calculated for the period beginning with September 1, 1983, which is the period for which the Average Annual Total Returns Since Commencement of Offering have been calculated for the S&P 500 Stock Index, Lehman Intermediate Government/Corporate Bond Index, Consumer Price Index and Dow Jones Industrial Average (unless otherwise indicated).
(4) For the period beginning April 30, 1993, when the Loomis Sayles Avanti Growth Series became publicly available.

(5) For the period beginning April 30, 1993, when the Westpeak Growth and Income Series became publicly available.
(6) The S&P 500 Stock Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Investment results shown assume the reinvestment of dividends.
(7) The Lehman Intermediate Government/Corporate Bond Index is a subset of the Lehman Government/Corporate Bond Index covering all issues with maturities between 1 and 10 years which is composed of taxable, publicly-issued, non-convertible debt obligations issued or guaranteed by the U.S. Government or its agencies and another Lehman index that is composed of taxable, fixed rate publicly-issued, investment grade non-convertible corporate debt obligations.
(8) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services.
(9) The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

  From time to time, articles about a Series regarding performance, rankings and other Series characteristics may appear in national publications including, but not limited to, The Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints or portions of reprints of such articles, which may include rankings that list the names of other funds and their performance, may be used as Fund or variable contract sales literature or advertising material.

YIELD

 Back Bay Advisors Money Market Series
 -------------------------------------

  The Back Bay Advisors Money Market Series may advertise its yield and "effective" (or "compound") yield (and its total return). The yield of the Back Bay Advisors Money Market Series is the income earned by the Series over a seven-day period on an annualized basis, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. "Effective" (or "compound") yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested in the Series' shares and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

  For the seven-day period ended December 31, 1995, the yield for the Back Bay Advisors Money Market Series was 5.32%. The effective yield for the same period was 5.46%.

 Loomis Sayles Balanced, Salomon Brothers Strategic Bond Opportunities, Back
 ---------------------------------------------------------------------------
Bay Advisors Bond Income and Salomon Brothers U.S. Government Series
--------------------------------------------------------------------

  Each of these Series may advertise its yield in addition to its total return. The yield will be computed in accordance with the SEC's standardized formula by dividing the net investment income per share earned during a recent 30-day period by the net asset value of a Series share (reduced by any earned income expected to be declared shortly as a dividend) on the last trading day of the period. Yield calculations will reflect any waiver of fees and/or bearing of expenses by TNE Advisers, Inc. and its affiliates.

                            INVESTMENT RESTRICTIONS

  The following is a description of restrictions on the investments to be made by the fourteen Series. Except as specifically listed below, and except for restrictions marked with an asterisk, these restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Series.

INVESTMENT RESTRICTIONS APPLICABLE TO THE BACK BAY ADVISORS BOND INCOME AND BACK BAY ADVISORS MONEY MARKET SERIES

  Each of the Series listed above will not:

    (1) Purchase any securities (other than U.S. Government Securities) if, as a result, more than 5% of the Series' total assets (taken at current value) would be invested in securities of a single issuer.

    (2) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Series' total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For the purposes of the Back Bay Advisors Money Market Series, this restriction does not apply to bank obligations.

    (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales, except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and no Series will deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales.

    (4) Acquire more than 10% of the total value of any class of the outstanding securities of an issuer (taking all preferred stock issues of an issuer as a single class and debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer.

    (5) Borrow money, except as a temporary measure for extraordinary or emergency purposes (but not for the purpose of investment) up to an amount not in excess of 10% of its total assets (taken at cost), or 5% of its total assets (taken at current value), whichever is lower; provided, however, that the Back Bay Advisors Bond Income Series may loan its portfolio securities. (See "Loans of Portfolio Securities" above.)

    (6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old.

    (7) Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of any investment adviser of the Fund who individually own beneficially more than 1/2 of 1% of the securities of that company, together own beneficially more than 5%.

    (8) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or purchase any security restricted as to disposition under the federal securities laws; provided, however, that, subject to the Fund's limitation on illiquid investments stated below, the Back Bay Advisors Bond Income Series may invest up to 10% of its total assets (taken at current value) in such restricted securities.

    (9) Make investments for the purpose of exercising control or management.

    (10) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with MetLife, Back Bay Advisors, Capital Growth Management Limited Partnership, Westpeak or accounts under their management to reduce acquisition costs, to average prices among such accounts to facilitate such transactions, is not considered participating in a trading account in securities.)

    (11) Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction, and except that the Back Bay Advisors Bond Income Series may invest in securities of other investment companies by purchases in the open market involving only customary broker's commissions. (Under the Investment Company Act of 1940 (the "1940 Act") each Series generally may not (a) invest more than 10% of its total assets (taken at current value) in the securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of that Series' total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.)

    (12) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts or real estate. This restriction does not prevent either Series from purchasing securities of companies investing in real estate or of companies which are not principally engaged in the business of buying or selling such leases, rights or contracts.

    (13) Pledge, mortgage or hypothecate more than 15% of its total assets (taken at cost).

  Restrictions (1) and (2) apply to securities subject to repurchase agreements but not to the repurchase agreements themselves.

  Each of the Series listed above will not purchase any illiquid security if, as a result, more than 15% (10% in the case of the Back Bay Advisors Money Market Series) of its net assets (taken at current value) would be invested in such securities.

INVESTMENT RESTRICTIONS APPLICABLE TO INDIVIDUAL SERIES

  In addition to the foregoing investment restrictions, the following investment restrictions are applicable to individual Series as noted below.

BACK BAY ADVISORS MONEY MARKET SERIES

  The Back Bay Advisors Money Market Series will not:

    (1) Make loans, except by purchase of debt obligations in which the Back Bay Advisors Money Market Series may invest consistent with its objective and investment policies. This restriction does not apply to repurchase agreements.

    (2) Write or purchase puts, calls or combinations thereof.

BACK BAY ADVISORS BOND INCOME SERIES

  The Back Bay Advisors Bond Income Series will not:

    (1) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are part of an issue to the public or to financial institutions, by entering into repurchase agreements or by lending portfolio securities to the extent set forth above under "Loans of Portfolio Securities" above.

    (2) Write or purchase puts, calls or a combination thereof except that the Back Bay Advisors Bond Income Series may purchase warrants or other rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or a part of, a unit offering involving other securities.

  In order to comply with certain state requirements applicable to restriction
(13) above, as a matter of operating policy subject to change without shareholder approval, the Back Bay Advisors Bond Income Series will not pledge more than 2% of its assets.

INVESTMENT RESTRICTIONS APPLICABLE TO THE LOOMIS SAYLES SMALL CAP, DRAYCOTT INTERNATIONAL EQUITY, ALGER EQUITY GROWTH, LOOMIS SAYLES AVANTI GROWTH, DAVIS VENTURE VALUE, WESTPEAK GROWTH AND INCOME, LOOMIS SAYLES BALANCED, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES

  Each of the Series listed above will not:

  *(1) With respect to 75% of the Series' total assets, purchase any security (other than U.S. Government obligations) if, as a result, more than 5% of the Series' total assets (taken at current value) would then be invested in securities of a single issuer and, with respect to the Series' total assets, purchase any security (other than U.S. Government obligations) if, as a result, more than 10% of such assets would then be invested in securities of a single issuer;

    (2) Purchase any security (other than U.S. Government Securities) if, as a result, more than 25% of the Series' total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

  *(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Series will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Series of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

  *(4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

    (5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

  *(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

  *(7) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

  *(8) Purchase or retain securities of any issuer if officers and trustees of the Fund or officers and directors of any investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer, together own more than 5%;

    (9) Make loans, except by entering into repurchase agreements (including reverse repurchase agreements) or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Series' portfolio securities to the extent set forth under "Loans of Portfolio Securities" above;

    (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Series may buy and sell futures contracts and related options. (This restriction does not prevent the Series from purchasing securities of companies investing in the foregoing);

    (11) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

  *(12) Make investments for the purpose of exercising control or management;

  *(13) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities for a Series with that Series' adviser or subadviser or accounts under their management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

  *(14) Write, purchase or sell options or warrants or, in the case of the Loomis Sayles Small Cap Series, combinations of both, except that the Series may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (b) write, purchase and sell put and call options on securities or securities indices, and (c) enter into currency forward contracts;

  *(15) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities;

  *(16) Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions. Under the 1940 Act, the Series may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the total assets of the Series (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company; or

    (17) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

  For purposes of restriction (5), reverse repurchase agreements are not considered borrowings.

VARIABLE CONTRACT RELATED INVESTMENT RESTRICTIONS

  Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code. Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Series, be "adequately diversified" in accordance with Treasury Regulations. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of Treasury. The Fund intends to comply with these requirements.

                                  MANAGEMENT

  The Fund's Board of Trustees supervises the affairs of the Fund as conducted by the Series' advisers and subadvisers. Pursuant to separate advisory agreements, and subject in each case to the supervision of the Fund's Board of Trustees, TNE Advisers, Inc. is the investment adviser of each of the Series.

SERIES ADVISED BY TNE ADVISERS, INC.

  With respect to each of the Series for which TNE Advisers, Inc. serves as adviser, TNE Advisers, Inc. has sub-contracted day-to-day portfolio management responsibility to a sub-adviser as follows:


     SERIES                                  SUBADVISER
     ------                                  ----------
     Loomis Sayles Small Cap Series......... Loomis, Sayles & Company, L.P.
     Draycott International Equity Series... Draycott Partners, Ltd.
     Alger Equity Growth Series............. Fred Alger Management, Inc.
     Loomis Sayles Avanti Growth Series..... Loomis, Sayles & Company, L.P.
     Davis Venture Value Series............. Davis Selected Advisers, L.P.
     Westpeak Growth and Income Series...... Westpeak Investment Advisors, L.P.
     Loomis Sayles Balanced Series.......... Loomis, Sayles & Company, L.P.
     Salomon Brothers Strategic Bond         Salomon Brothers Asset Management
      Opportunities Series.................. Inc
     Back Bay Advisors Bond Income Series... Back Bay Advisors, L.P.
     Salomon Brothers U.S. Government        Salomon Brothers Asset Management
      Series................................ Inc
     Back Bay Advisors Money Market Series.. Back Bay Advisors, L.P.


  TNE ADVISERS, INC., 501 Boylston Street, Boston Massachusetts 02116, was organized in 1994. It is a wholly-owned subsidiary of NELICO. NELICO, in turn, is an indirect wholly-owned subsidiary of MetLife. TNE Advisers, Inc. oversees, evaluates and monitors the subadvisers' provision of investment advisory services to the Series and provides general business management and administration to the Series. TNE Advisers, Inc. has contracted with New England Funds, L.P. to provide certain administrative services to support the Series.

  Subject to the supervision of TNE Advisers, Inc., each subadviser manages its Series in accordance with the Series' investment objective and policies, makes investment decisions for that Series, places orders to purchase and sell securities for that Series and employs professional advisers and securities analysts who provide research services to that Series. The Series advised by TNE Advisers, Inc. pay no direct fees to any of the subadvisers described below.

  TNE Advisers, Inc. is a wholly-owned subsidiary of NELICO. Loomis Sayles, Westpeak and Back Bay Advisors are each independently operated subsidiaries of New England Investment Companies, L.P. ("NEIC"). The general partners of each of Loomis Sayles, Westpeak and Back Bay Advisors are special purpose corporations which are indirect wholly-owned subsidiaries of NEIC. NEIC's sole general partner, New England Investment Companies, Inc., is a wholly-owned subsidiary of MetLife, which also owns a majority of the limited partnership interest in NEIC. Consequently, the subadvisers (Loomis Sayles, Westpeak and Back Bay Advisors) of six Series of the Fund are currently wholly-owned subsidiaries of NEIC. The subadvisers of the remaining five Series offered through this prospectus are not affiliated with MetLife or NEIC.

  LOOMIS SAYLES, One Financial Center, Boston, MA 02111, subadviser to the Loomis Sayles Avanti Growth, Loomis Sayles Small Cap and Loomis Sayles Balanced Series, was founded in 1926 and is one of the country's oldest and largest investment firms. Richard W. Hurckes and Scott Pape are Vice Presidents of Loomis Sayles and have served as the portfolio managers of the Loomis Sayles Avanti Growth Series since its inception in 1993. As of June 30, 1996, Bruce A. Ebel, Vice President of Loomis Sayles, will replace Richard Hurckes as co-portfolio manager of the Loomis Sayles Avanti Growth Series. Mr. Hurckes has been employed by Loomis Sayles for more than five years. Prior to the time he joined Loomis Sayles in 1991, Mr. Pape was Equity Portfolio Manager of the Illinois State Board of Investment. Mr. Ebel joined Loomis Sayles in 1994 and prior to that time was Senior Vice President of Kemper Asset Management.

  Jeffrey C. Petherick and Mary Champagne, who are Vice Presidents of Loomis Sayles, have day-to-day management responsibility for the Loomis Sayles Small Cap Series. Mr. Petherick has co-managed the Series since its inception and has been employed by Loomis Sayles for more than five years. Ms. Champagne has co-managed the Series since July 1995. Prior to joining Loomis Sayles in 1993, Ms. Champagne served as a portfolio manager at NBD Bank for 10 years.

  Douglas D. Ramos and Meri Anne Beck, who are Vice Presidents of Loomis Sayles, serve as portfolio managers for the Loomis Sayles Balanced Series. Both Mr. Ramos and Ms. Beck have been employed by Loomis Sayles for more than five years.

  WESTPEAK, 1011 Walnut Street, Boulder, CO 80302, subadviser to the Westpeak Growth and Income Series, was organized in 1991. Gerald H. Scriver, President and Chief Executive Officer of Westpeak and Philip J. Cooper, CFA, Senior Vice President of portfolio management of Westpeak, have served as the portfolio managers of the Westpeak Growth and Income Series since its inception in 1993. Both Mr. Scriver and Mr. Cooper have been with Westpeak since its inception in 1991. Prior to joining Westpeak in 1991, Mr. Scriver was Director of Quantitative Strategies of INVESCO and Mr. Cooper was Portfolio Manager of United Asset Management Services.

  BACK BAY ADVISORS, 399 Boylston Street, Boston, Massachusetts 02116, subadviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series, provides discretionary investment management services to mutual funds and other institutional investors. The New England itself served as adviser to the Back Bay Advisors Money Market Series and the Back Bay Advisors Bond Income Series until September 10, 1986, when it transferred these advisory functions to Back Bay Advisors, incident to a reorganization effected in order to maintain The New England's investment advisory activities in a separate corporate entity for administrative and regulatory purposes. Catherine L. Bunting, Senior Vice President of Back Bay Advisors, has served as the Back Bay Advisors Bond Income Series' portfolio manager since January 1989. Ms. Bunting has been employed by Back Bay Advisors for more than five years.

  DRAYCOTT, 66 Buckingham Gate, London SW1E 6AU, England, (prior to May 10, 1996 the address of Draycott was 8 City Road, London EC2Y 1HE, England) subadvises the Draycott International Equity Series. Draycott was organized in 1991 to provide investment advice and management services to institutional investors' accounts and to mutual funds distributed both to institutional and retail customers. Draycott is regulated by the Investment Management Regulatory Organisation Limited ("IMRO") in the conduct of Investment Business and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940. IMRO is the United Kingdom regulator of investment advisers. In addition to the Series, Draycott currently manages two other mutual funds and a separate investment account of MetLife that invest substantially all of their assets in international equity securities. Nicholas D.P. Carn, Chief Investment Officer, President and Chief Executive Officer of Draycott, Timothy S. Griffen, Senior Portfolio Manager and Pacific Rim Specialist of Draycott, Gregory D. Eckersley, Portfolio Manager and United Kingdom Specialist of Draycott, and Nigel Hankin, Portfolio Manager and European Specialist of Draycott, serves as the portfolio managers of the Draycott International Equity Series. Prior to Draycott's organization in 1991, Mr. Carn was Managing Director, International Equities Group, Mr. Griffen was a Vice President and Portfolio Manager and Mr. Hankin was European Fund Manager, all at CIGNA International Investment Advisors, Ltd. and Mr. Eckersley was an Investment Manager at Century Asset Management, London.

  Draycott is an indirect wholly-owned subsidiary of Cursitor Alliance LLC ("Cursitor Alliance"), which in turn is indirectly controlled by The Equitable Life Assurance Socity of the United States, the parent company of which is controlled by AXA, a French insurance holding company.

  ALGER MANAGEMENT, 75 Maiden Lane, New York, New York 10038, subadvises the Alger Equity Growth Series. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries. David D. Alger, Seilai Khoo and Ron Tartaro are primarily responsible for the day-to-day management of the Alger Equity Growth Series. David D. Alger has been employed by Alger Management as Executive Vice President and Director of Research since 1971, as President since 1995, and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Ms. Khoo has been employed by Alger Management since 1989 and as a Senior

Vice President since 1995. Mr. Tartaro has been employed by Alger Management since 1990 and as a Senior Vice President since 1995.

  DAVIS SELECTED, 124 East Marcy Street, Santa Fe, New Mexico 87501, subadvises the Davis Venture Value Series. Venture Advisers, Inc., is the sole general partner of Davis Selected, which is controlled by Shelby M. C. Davis. Davis Selected provides advisory services to other investment companies and institutions. Since 1968, Mr. Davis, who is co-manager of the Series, has been a director of Venture Advisers, Inc. He is also a director and officer of all investment companies managed by Davis Selected. Christopher C. Davis has co-managed the Davis Venture Value Series since October, 1995. He has been employed by Davis Selected as an assistant portfolio manager and research analyst since 1989.

  SALOMON BROTHERS ASSET MANAGEMENT INC ("SBAM"), 7 World Trade Center, New York, New York 10048, the subadviser to the Salomon Brothers U.S. Government Series and the Salomon Brothers Strategic Bond Opportunities Series, is an indirect, wholly-owned subsidiary of Salomon Inc ("SI") and was incorporated in 1987.

  In connection with SBAM's service as subadviser to the Strategic Bond Opportunities Series, SBAM's London based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited"), Victoria Plaza, 111 Buckingham Palace Road, London SW1W, OSB, England, serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Salomon Brothers Strategic Bond Opportunities Series. For these services, SBAM has agreed to compensate SBAM Limited at the rate of one-third of the compensation payable to SBAM by TNE Advisers, Inc. SBAM Limited is an indirect, wholly-owned subsidiary of SI. SBAM Limited is a member of IMRO and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940.

  Steven Guterman is primarily responsible for the day-to-day management of the Salomon Brothers U.S. Government Series and the mortgage-backed securities and U.S. Government securities portions of the Salomon Brothers Strategic Bond Opportunities Series. Mr. Guterman co-manages the Salomon Brothers U.S. Government Series with Roger Lavan. Peter J. Wilby is primarily responsible for the day-to-day management of the High Yield and Emerging Market Debt Securities portions of the Salomon Brothers Strategic Bond Opportunities Series. Beth Semmel assists Mr. Wilby in the day-to-day management of the Strategic Bond Opportunities Series. David Scott is primarily responsible for the portion of the Salomon Brothers Strategic Bond Opportunities Series relating to currency transactions and investments in non-dollar denominated debt securities.

  Mr. Guterman joined SBAM in 1990 and is currently a Managing Director and Senior Portfolio Manager. He initially worked in the mortgage research group where he became a Research Director and later traded derivative mortgage-backed securities for Salomon Brothers Inc. Mr. Guterman joined Salomon Brothers Inc in 1983. Mr. Lavan joined SBAM in 1990 and is a Director and Portfolio Manager. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers Inc's Fixed Income Sales Group and Product Support Divisions. Mr. Wilby joined SBAM in 1989. Ms. Semmel joined SBAM in May of 1993 and is a Director and Portfolio Manager. Prior to joining SBAM, Ms. Semmel spent four years as a high yield bond analyst at Morgan Stanley Asset Management. Mr. Scott has been with SBAM Limited since April, 1994 and is a Director and Portfolio Manager. Previously, he was a portfolio manager for J.P. Morgan Investment Management in London from 1990-94 where he was responsible for global and non-dollar portfolios. Before joining J.P. Morgan, Mr. Scott was employed by Mercury Asset Management where he had responsibility for captive insurance portfolios and products.

  FEES AND EXPENSES. TNE Advisers, Inc. is paid a management fee from the Series it manages as follows:


                                           MANAGEMENT FEE PAID BY SERIES TO
                                                  TNE ADVISERS, INC.
     SERIES                                (% OF AVERAGE DAILY NET ASSETS)
     ------                                --------------------------------
     Loomis Sayles Small Cap Series.  1.00% of all assets
     Draycott International Equity
      Series........................  0.90% of all assets
     Alger Equity Growth Series.....  0.75% of all assets
     Loomis Sayles Avanti Growth      0.70% of the first $200 million
      Series........................  0.65% of the next $300 million
                                      0.60% of amounts in excess of $500 million
     Davis Venture Value Series.....  0.75% of all assets
     Westpeak Growth and Income       0.70% of the first $200 million
      Series........................  0.65% of the next $300 million
                                      0.60% of amounts in excess of $500 million
     Loomis Sayles Balanced Series..  0.70% of all assets
     Salomon Brothers Strategic Bond
      Opportunities Series..........  0.65% of all assets
     Back Bay Advisors Bond Income    0.40% of the first $400 million
      Series........................  0.35% of the next $300 million
                                      0.30% of the next $300 million
                                      0.25% of amounts in excess of $1 billion
     Salomon Brothers U.S.
      Government Series.............  0.55% of all assets
     Back Bay Advisors Money Market   0.35% of the first $500 million
      Series........................  0.30% of the next $500 million
                                      0.25% of amounts in excess of $1 billion


  SUB-ADVISORY FEES. TNE Advisers, Inc. pays each sub-adviser at the following rates for providing sub-advisory services to the following Series:


                                ANNUAL PERCENTAGE
                                   RATES PAID
                                     BY TNE
                              ADVISERS, INC. TO THE
                                   RESPECTIVE             AVERAGE DAILY NET ASSET
     SERIES                       SUB-ADVISERS                  VALUE LEVELS
     ------                   ---------------------       -----------------------
     Loomis Sayles Small Cap          0.55%         of the first $25 million
      Series.................         0.50%         of the next $75 million
                                      0.45%         of the next $100 million
                                      0.40%         of amounts in excess of $200 million
     Draycott International           0.75%         of the first $10 million
      Equity Series..........         0.60%         of the next $40 million
                                      0.45%         of amounts in excess of $50 million
     Alger Equity Growth              0.45%         of the first $100 million
      Series*................         0.40%         of the next $400 million
                                      0.35%         of amounts in excess of $500 million
     Loomis Sayles Avanti             0.50%         of the first $25 million
      Growth Series..........         0.40%         of the next $75 million
                                      0.35%         of the next $100 million
                                      0.30%         of amounts in excess of $200 million

                                ANNUAL PERCENTAGE
                                   RATES PAID
                                     BY TNE
                              ADVISERS, INC. TO THE
                                   RESPECTIVE             AVERAGE DAILY NET ASSET
     SERIES                       SUB-ADVISERS                  VALUE LEVELS
     ------                   ---------------------       -----------------------
     Davis Venture Value             0.45%          of the first $100 million
      Series.................        0.40%          of the next $400 million
                                     0.35%          of amounts in excess of $500 million

     Westpeak Growth and             0.50%          of the first $25 million
      Income Series..........        0.40%          of the next $75 million
                                     0.35%          of the next $100 million
                                     0.30%          of amounts in excess of $200 million

     Loomis Sayles Balanced          0.50%          of the first $25 million
      Series.................        0.40%          of the next $75 million
                                     0.30%          of amounts in excess of $100 million

     Salomon Brothers                0.35%          of the first $50 million
      Strategic Bond                 0.30%          of the next $150 million
      Opportunities Series...        0.25%          of the next $300 million
                                     0.20%          of amounts in excess of $500 million

     Back Bay Advisers Bond          0.25%          of the first $50 million
      Income Series..........        0.20%          of the next $200 million
                                     0.15%          of amounts in excess of $250 million

     Salomon Brothers U.S.           0.225%         of the first $200 million
      Government Series......        0.150%         of the next $300 million
                                     0.100%         of amounts in excess of $500 million

     Back Bay Advisors Money         0.15%          of the first $100 million
      Market Series..........        0.10%          of amounts in excess of $100 million

  Effective May 1, 1996, Alger Management has agreed with TNE Advisers, Inc. that the sub-advisory fee payable by TNE Advisers, Inc. to Alger Management will be reduced by 0.05% of the first $240 million of the excess of the Series' average daily net assets over $10 million, and by 0.10% of the excess of the Series' average daily net assets over $250 million. This fee reduction benefits TNE Advisers, Inc. but does not reduce the advisory fees payable by the Series. The fee reduction agreement will expire on (a) January 1, 1998 or
(b) at such time as TNE Advisers, Inc. has recovered certain expenses (generally those expenses borne by TNE Advisers, Inc. under the Expense Deferral Arrangement described below prior to January 1, 1996 which were not recovered from the Series), whichever occurs first.

VOLUNTARY EXPENSE AGREEMENT

  Pursuant to a voluntary expense agreement relating to the Loomis Sayles Avanti Growth, Westpeak Growth and Income, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, TNE Advisers, Inc. bears the expenses (other than the advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 0.15% of the respective Series' average daily net assets. In the case of the Loomis Sayles Small Cap Series, TNE Advisers, Inc. bears all the expenses (other than any brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 1.00% of the Series' average daily net assets. Similar voluntary expense agreements with The New England were in effect with respect to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series from November 1, 1994 through April 30, 1995 and with respect to the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth and Westpeak Growth and Income Series from December 1, 1994 through April 30, 1995. As a result of the current voluntary expense agreements (and assuming the Series incur the same level of advisory fees as in 1995 and no taxes, interest or extraordinary expenses), the Series' expense ratios during this prospectus effectiveness, assuming the continuation of the voluntary expense agreement, are expected to be:


                                                           TOTAL EXPENSE RATIO
                                                         UNDER CURRENT VOLUNTARY
     SERIES                                                 EXPENSE AGREEMENT
     ------                                              -----------------------
     Back Bay Advisors Money Market Series..............          0.50%
     Back Bay Advisors Bond Income Series...............          0.55%
     Westpeak Growth and Income Series..................          0.85%
     Loomis Sayles Small Cap Series.....................          1.00%
     Loomis Sayles Avanti Growth Series.................          0.85%


  TNE Advisers, Inc. may terminate these expense agreements at any time. If these expense agreements were terminated, the expense ratios would be higher.

  Prior to November 1, 1994, The New England had agreed to pay the charges and expenses of preparing, printing and distributing prospectuses and reports to shareholders, custodial and transfer agent charges and expenses, auditing, accounting and legal fees and certain other expenses in connection with the affairs of the Fund and the expenses of shareholders' and trustees' meetings.

EXPENSE DEFERRAL ARRANGEMENT

  Pursuant to an expense deferral arrangement in effect beginning November 1, 1994, relating to the Draycott International Equity Series, the Alger Equity Growth Series, the Davis Venture Value Series, the Loomis Sayles Balanced Series, the Salomon Brothers Strategic Bond Opportunities Series and the Salomon Brothers U.S. Government Series, which TNE Advisers, Inc. may terminate at any time, TNE Advisers, Inc. has agreed to pay the expenses of the Series' operations (exclusive of any brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated expense limits, which limits vary from Series to Series, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when a Series' expenses fall below the stated expense limit that pertains to that Series; such deferred expenses may be charged to a Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the Series' stated expense limit; provided, however, that no Series is obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred. For the Draycott International Equity Series, TNE Advisers, Inc. has agreed to defer such expenses in excess of 1.30% of net assets until a subsequent year, if any, when total expenses are less than 1.30% of net assets; for the Alger Equity Growth Series, TNE Advisers, Inc. has agreed to defer such expenses in excess of 0.90% of net assets until a subsequent year, if any, when total expenses are less than 0.90% of net assets (prior to January 1, 1996 the expense deferral arrangement had been limited to 0.85%); for the Davis Venture Value Series, TNE Advisers, Inc. has agreed to defer such expenses in excess of 0.90% of net assets until a subsequent year, if any, when total expenses are less than 0.90% of net assets; for the Loomis Sayles Balanced Series, TNE Advisers, Inc. has agreed to defer such expenses in excess of 0.85% of net assets until a subsequent year, if any, when total expenses are less than 0.85% of net assets; for the Salomon Brothers Strategic Bond Opportunities Series, TNE Advisers, Inc. has agreed to defer such expenses in excess of 0.85% of net assets until a subsequent year, if any, when total expenses are less than 0.85% of net assets; for the Salomon Brothers U.S. Government Series, TNE Advisers, Inc. has agreed to defer such expenses in excess of 0.70% of net assets until a subsequent year, if any, when total expenses are less than 0.70% of net assets. These expense limits can be prospectively discontinued by TNE Advisers, Inc. but any expenses that were deferred while a Series' expense limit was in place can never be charged to that Series unless that Series' expenses fall below the limit.

ADDITIONAL INFORMATION ABOUT EXPENSES

  The Series pay all expenses not borne by TNE Advisers, Inc., the subadvisers or the Distributor, including, but not limited to, the charges and expenses of the respective Series' custodian, independent auditors and legal counsel, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal or state securities laws, all expenses of shareholders' and trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders and the compensation of trustees of the Fund who are not directors, officers or employees of NELICO or its affiliates, other than affiliated registered investment companies.

  The Fund incurred total expenses during the one-year period ended December 31, 1995 as follows:

                                                           TOTAL EXPENSES
                                                       (AS OF A PERCENTAGE OF
                                                      AVERAGE DAILY NET ASSETS)
                                                          FOR THE ONE YEAR
                                                            PERIOD ENDED
     SERIES                                               DECEMBER 31, 1995
     ------                                           -------------------------
     Loomis Sayles Small Cap Series..................           1.00
     Draycott International Equity Series............           1.30
     Alger Equity Growth Series......................           0.85
     Loomis Sayles Avanti Growth Series..............           0.85
     Davis Venture Value Series......................           0.90
     Westpeak Growth and Income Series...............           0.85
     Loomis Sayles Balanced Series...................           0.85
     Salomon Brothers Strategic Bond Opportunities
      Series.........................................           0.85
     Back Bay Advisors Bond Income Series............           0.55
     Salomon Brothers U.S. Government Series.........           0.70
     Back Bay Advisors Money Market Series...........           0.50

  If the voluntary expense agreement and expense deferral arrangement described above had not been in effect, the Series' expenses for the one year period ended December 31, 1995 would have been:


                                                           TOTAL EXPENSES
                                                         (AS A PERCENTAGE OF
                                                      AVERAGE DAILY NET ASSETS)
                                                          WITHOUT VOLUNTARY
                                                          EXPENSE AGREEMENT
                                                         OR EXPENSE DEFERRAL
                                                             ARRANGEMENT
                                                          FOR THE ONE YEAR
                                                            PERIOD ENDED
     SERIES                                               DECEMBER 31, 1995
     ------                                           -------------------------
     Loomis Sayles Small Cap Series..................           1.91
     Draycott International Equity Series............           3.12
     Alger Equity Growth Series......................           2.45
     Loomis Sayles Avanti Growth Series..............           1.06
     Davis Venture Value Series......................           1.51
     Westpeak Growth and Income Series...............           1.06
     Loomis Sayles Balanced Series...................           1.85
     Salomon Brothers Strategic Bond Opportunities
      Series.........................................           2.44
     Back Bay Advisors Bond Income Series............           0.55
     Salomon Brothers U.S. Government Series.........           2.90
     Back Bay Advisors Money Market Series...........           0.51


  These expense figures do not include portfolio brokerage commission, which are not deducted from the Series' assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

  For the one-year period ended December 31, 1995, the Loomis Sayles Small Cap Series paid $97,195 in brokerage commissions, the Draycott International Equity Series paid $82,922 in brokerage commissions, the Alger Equity Growth Series paid $69,052 in brokerage commissions, the Loomis Sayles Avanti Growth Series paid a total of $72,377 in brokerage commissions, the Davis Venture Value Series paid a total of $40,523 in brokerage commissions, the Westpeak Growth and Income Series paid a total of $61,252 in brokerage commissions and the Loomis Sayles Balanced Series paid a total of $44,131 in brokerage commissions. These brokerage commissions equaled 0.66% of the Loomis Sayles Small Cap Series' average net assets, 0.87% of the Draycott International Equity Series' average net assets, 0.33% of the Alger Equity Growth Series' average net assets, 0.19% of the Loomis Sayles Avanti Growth Series' average net assets, 0.23% of the

Davis Venture Value Series' average net assets, 0.18% of the Westpeak Growth and Income Series' average net assets, and 0.47% of the Loomis Sayles Balanced Series' average net assets. The Alger Equity Growth Series may pay brokerage commissions to a brokerage firm affiliated with the Series' subadviser. Portfolio transactions of the Salomon Brothers Strategic Bond Opportunities Series, Back Bay Advisors Bond Income Series, Salomon Brothers U.S. Government Series and Back Bay Advisors Money Market Series and portfolio transactions of the Loomis Sayles Balanced Series in bonds, notes and money market instruments are generally on a net basis without a stated commission.

MISCELLANEOUS ARRANGEMENTS

  The Series' adviser has contracted with New England Funds, L.P. to provide executive and other personnel for the administration of Fund affairs. Subject to procedures adopted by the Fund's Board of Trustees, Fund brokerage transactions may be executed by brokers that are affiliated with any adviser or subadviser.

  Fund shares are offered through New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, the principal underwriter for the Fund. New England Securities is a wholly-owned subsidiary of NELICO.

                         SALE AND REDEMPTION OF SHARES

  Shares of each Series are purchased or redeemed depending, among other things, on the amount of premium payments invested and the surrender and transfer requests effected on any given day pursuant to the variable life insurance and variable annuity contracts supported by the Fund. Such transactions can be made only on those days during which the New York Stock Exchange is open for trading. Purchases and redemptions of Fund shares are effected at the net asset value per share determined as of the close of regular trading on the New York Stock Exchange on the day such purchase order or redemption request is received.

  The Fund may suspend the right of redemption for any Series and may postpone payment for any period when the New York Stock Exchange is closed for other than weekends or holidays, or, if permitted by the rules of the SEC, during periods when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for a Series to dispose of securities or fairly to determine the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                   NET ASSET VALUES AND PORTFOLIO VALUATION

  Loomis Sayles, Draycott, Alger Management, Davis Selected, Westpeak, Back Bay Advisors and SBAM, under the direction of the Board of Trustees, determine the value of each Series' securities. The net asset value of each Series' shares is determined as of the close of regular trading on the New York Stock Exchange each day it is open. Each Series' total net assets are divided by the number of outstanding shares of that Series to determine the net asset value per share for that Series.

  The Back Bay Advisors Money Market Series' investment portfolio, and any fixed-income securities with remaining maturities of 60 days or less held by any other Series, are valued at amortized cost. Other portfolio securities of each Series (other than the Back Bay Advisors Money Market Series) are valued at market value where current market quotations are readily available and otherwise are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

  The Back Bay Advisors Money Market Series seeks to maintain a constant net asset value per share of $100, although this cannot be assured. The net asset value per share for the other Series will vary depending on the value of each Series' investment portfolio.

                   DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

BACK BAY ADVISORS MONEY MARKET SERIES

  The net investment income of the Back Bay Advisors Money Market Series is declared daily and paid monthly as a dividend. Although the Back Bay Advisors Money Market Series does not expect to realize any long-term capital gains, if such gains are realized they will be distributed once a year.

OTHER SERIES

  It is the policy of each Series other than the Back Bay Advisors Money Market Series to pay annually as dividends substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. See "Taxes." Dividends from net investment income may be paid more or less often if the Board of Trustees deems it appropriate.

  Federal income tax law requires each Series to distribute prior to calendar year end virtually all of its ordinary income for such year and virtually all of the capital gain net income realized by the Series in the one-year period ending October 31 (or December 31, if the Series so elects) of such year and not previously distributed.

  Dividends and distributions of each Series are automatically reinvested in shares of the respective Series.

                                     TAXES

  Each Series is treated as a separate taxable entity for federal income tax purposes and intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Dividends from net investment income of each of the Series and distributions of each Series' net short-term gains, if any, are ordinary income to its shareholders. Distributions of any Series' net realized long-term capital gains, if any, are long-term capital gains to its shareholders. Whether or not taxes must be paid by the shareholders of a Series on distributions received from that Series will depend on the tax status of NELICO's or MetLife's separate accounts and the tax status of any other shareholders. For the purposes of the foregoing, each Series' shareholders are the separate accounts investing directly in the Fund and are not the owners of the variable life insurance or variable annuity contracts for which the Fund serves as an investment vehicle. For a description of the tax consequences for such contract owners, see the relevant prospectus applicable to such contracts.

                  ORGANIZATION AND CAPITALIZATION OF THE FUND

  The Fund was originally organized in 1983 as a Massachusetts corporation and was reorganized into a Massachusetts business trust on February 27, 1987. The Fund is registered as a diversified, open-end management company under the 1940 Act and is authorized to issue an unlimited number of shares of each Series. Shareholders may address inquiries about the Fund to New England Securities, 399 Boylston Street, Boston, Massachusetts 02116.

  As of the date of this prospectus, all of the outstanding voting securities of the Fund are owned by separate accounts of MetLife and/or NELICO, and may, from time to time, be owned by those separate accounts and the general account of NELICO and/or MetLife. Therefore, MetLife and NELICO are presumed to be in control (as that term is defined in the 1940 Act) of the Fund. However, the staff of the SEC is presently of the view that MetLife and NELICO are each required to vote their Fund shares that are held in a separate account that is a registered investment company under the 1940 Act (and, to the extent voting privileges are granted by the issuing insurance company, in unregistered separate accounts) in the same proportion as the voting instructions received from owners of the variable life insurance or variable annuity contracts issued by the separate account, and that NELICO and MetLife are required to vote any shares held in its general account (or in any unregistered separate account that does not have voting privileges) in the same proportion as all other Fund shares are voted. MetLife and NELICO currently intend to vote their shares in a manner consistent with this view.

  The Fund does not generally hold annual meetings of shareholders and will hold shareholders meetings only when required by law. Shareholders may remove trustees from office by votes cast at a shareholder meeting or by written consent.

                                TRANSFER AGENT

  The transfer agent and the dividend paying agent for the Fund is NELICO, 501 Boylston Street, Boston, Massachusetts 02116.

                                 VOTING RIGHTS

  Fund shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held). NELICO and MetLife are the legal owners of shares attributable to variable life insurance and variable annuity contracts issued by their separate accounts, and have the right to vote those shares. Pursuant to the current view of the SEC staff, NELICO and MetLife will vote their shares in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by separate accounts that are registered under the 1940 Act. All Fund shares held by separate accounts of NELICO and MetLife that are registered under the 1940 Act (and, to the extent voting privileges are granted by the issuing insurance company, by unregistered separate accounts) for which no timely instructions are received will be voted for, voted against or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account that does not have voting privileges) of NELICO or MetLife will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions.

                                  APPENDIX A

                             RATINGS OF SECURITIES

  Description of Moody's Investors Service, Inc. corporate bond ratings:

  Aaa, Aa, A--Bonds which are rated AAA or Aa are judged to be of high quality by all standards and are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither higher protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

  C--Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Description of Standard & Poor's Ratings Group corporate bond ratings:

  AAA, AA, A--Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in high rated categories.

  BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

  BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CI--The rating CI is reserved for income bonds on which no income is being paid.

  D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.